UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Vista Way, Anoka, MN (Address of principal executive offices)	55303 (Zip Code)

Registrant’s telephone number, including area code: (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.	Results of Operations and Financial Condition

On May 5, 2022, Vista Outdoor Inc. (“Vista Outdoor” or the “Company”) issued a press release reporting its financial results for the fiscal quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information contained in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure

On May 5, 2022, Vista Outdoor issued a press release announcing that its Board of Directors unanimously approved a plan to separate its Outdoor Products and Sporting Products segments into two independent, publicly-traded companies. A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated herein by reference.  A copy of the Company’s investor presentation regarding the proposed spin-off transaction is furnished as Exhibit 99.3 to this report and incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibits 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press release, dated May 5, 2022, reporting Vista Outdoor’s financial results for the fiscal quarter ended March 31, 2022.

99.2	Press release, dated May 5, 2022, regarding board approval of spin-off transaction.

99.3	Investor presentation, dated May 5, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Dylan S. Ramsey
	Name:	Dylan S. Ramsey
	Title:	General Counsel & Corporate Secretary

Date:  May 5, 2022